UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 24, 2015

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 24, 2015, the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Apogee Enterprises, Inc. (the “Company”) adopted the Restricted Stock Deferral Program Under the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as Amended and Restated (2014) (2015 Statement) (the “2015 Deferral Program”) and a form of Deferred Restricted Stock Unit Agreement.

The 2015 Deferral Program establishes, effective June 24, 2015, a deferred compensation arrangement for the non-employee members of its Board (the “Non-Employee Directors”) whereby the Non-Employee Directors may elect to voluntarily receive all or a portion of any restricted stock or restricted stock unit award granted under the Company’s 2009 Non-Employee Director Stock Incentive Plan, as Amended and Restated (2014) (the “Plan”) in the form of shares of deferred common stock of the Company pursuant to an irrevocable election made under the 2015 Deferral Program. The 2015 Deferral Program was established under the Plan, and all shares of common stock issued under the 2015 Deferral Program are subject to the terms and conditions of the Plan.

Any Non-Employee Director of the Company will be eligible to participate in the 2015 Deferral Program. Pursuant to the 2015 Deferral Program, any Non-Employee Director (the “Participant”) may irrevocably elect to defer receipt of 25%, 50%, 75% or 100% of any restricted stock or restricted stock unit award (the “Units”) (rounded down to the nearest whole share of common stock) by providing the Company a Deferral Election Form. The amounts to be deferred will be in the form of a common stock credit to the Participant’s Deferred Stock Account and such shares will be evidenced by the Deferral Election Form and a Deferred Restricted Stock Unit Agreement. The Participant’s Units shall vest or be forfeited as provided in the Participant’s Deferred Restricted Stock Unit Agreement(s). The Participant’s vested Deferred Stock Account shall become payable to the Participant upon the earliest of, or upon the occurrence of, one of the following events, as elected by the Participant in the Deferral Election Form: (i) the Participant’s Termination (as defined in the 2015 Deferral Program) from the Board, (ii) a date selected by the Participant, (iii) the Participant reaches seventy (70) years of age, or (iv) the Participant’s death. Each Participant shall elect on their Deferral Election Form whether to receive such payment of shares of common stock in a lump sum or in annual installments for a term of up to ten years. All payments shall be made in shares of common stock, with one share of common stock issued for each vested Unit credited to the Participant’s Deferred Stock Account, plus cash in lieu of any fractional shares.

The Units shall vest as to 1/3 of the Units on each of the first three anniversaries of the date of grant. In the event the Participant resigns as a director, declines to stand for reelection or is removed as a director of the Company prior to the vesting date, the unvested Units held by the Participant at such time shall be immediately and irrevocably forfeited. Notwithstanding the foregoing, in the event the Participant’s service on the Board terminates by reason of the Participant’s retirement (as determined by the Committee), death or disability, the unvested Units held by the Participant at such time shall vest as of the date of such termination of service. In the event of a Change in Control of the Company (as defined in the 2015 Deferral Program), the unvested Units held by the Participant at such time shall immediately vest.

The 2015 Deferral Program is an unfunded obligation of the Company and all Participants shall be general unsecured creditors of the Company and shall not have any of the rights of a shareholder of the Company other than the right to receive, as a credit of common stock units to their Deferred Stock Account, cash dividends or other cash distributions that are distributed to shareholders of the Company, unless and until shares of common stock are actually issued to the Participant.

Copies of the Restricted Stock Deferral Program Under the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as Amended and Restated (2014) (2015 Statement) and the Form of Deferred Restricted Stock Unit Agreement are attached to this Current Report on Form 8-K and incorporated herein by reference. The descriptions in this Current Report on Form 8-K of the Restricted Stock Deferral Program Under the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as Amended and Restated (2014) (2015 Statement) and the Form of Deferred Restricted Stock Unit Agreement are qualified in their entirety by reference to the attached copies of such documents.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2015, at the Annual Meeting, the shareholders voted on the following:

(1)	A proposal to elect three Class II directors for three-year terms ending in the year 2018. Each of the director nominees was elected and received the following votes:

Class II Directors	For	Withhold	Broker Non-Votes
Bernard P. Aldrich	24,937,718	984,546	1,443,162
John T. Manning	24,984,247	938,017	1,443,162
Joseph F. Puishys	24,984,510	937,754	1,443,162

(2)	An advisory (non-binding) vote to approve the Company’s executive compensation. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
24,967,252	847,362	107,650	1,443,162

(3)	A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 27, 2016. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
26,840,043	497,923	27,460	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Restricted Stock Deferral Program Under the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as Amended and Restated (2014) (2015 Statement).

10.2	Form of Deferred Restricted Stock Unit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel

Date: June 30, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Restricted Stock Deferral Program Under the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as Amended and Restated (2014) (2015 Statement).

10.2	Form of Deferred Restricted Stock Unit Agreement.

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